UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2013

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	27-2004382
(State or other jurisdiction	IRS Employer
of incorporation or organization)	Identification No.)

11055 Flintkote Avenue, Suite B

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 217-4838

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                   Submission of Matters to a Vote of Security Holders

On July 18, 2013, Trovagene, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 7,847,901 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on May 29, 2013, as supplemented, are as follows:

Proposal 1.  The amendment to the Company’s Amended and Restated Certificate of Incorporation to classify its Board of Directors was not approved by the stockholders based on the vote set forth in the table below.  The affirmative vote of the majority of the outstanding shares of common stock entitled to vote at the Annual Meeting was required to approve Proposal 1.  Approximately 23% of the outstanding shares of common stock entitled to vote at the Annual Meeting voted in favor of Proposal 1.

For	Against	Abstain
3,572,025	218,319	3,150

Proposal 2.  All of the six (6) nominees for director were elected to serve until the 2014 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the six (6) directors was as follows:

Directors	For	Against	Abstain
Christopher McGuigan	3,788,255	0	5,239
Gary S. Jacob	3,604,295	0	189,199
Thomas H. Adams	3,725,821	0	67,673
John P. Brancaccio	3,604,095	0	189,399
Antonius Schuh	3,786,680	0	6,814
Stanley Tennant	3,667,229	0	126,265

Proposal 3. The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2013 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain
7,842,458	4,843	600

Proposal 4.  The amendment to the Company’s 2004 Stock Option Plan to increase the number of shares issuable thereunder to 6,000,000 from 3,666,667 shares was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain
3,513,645	273,301	6,548

Proposal 5.  The compensation of the Company’s named executive officers was approved, on an advisory basis, by the stockholders by the votes set forth in the table below:

For	Against	Abstain
3,728,028	58,866	6,600

Proposal 6.  The recommendation of a three year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation, was approved, on an advisory basis, by the stockholders by the votes set forth in the table below:

For	Against	Abstain
3,551,207	239,187	3,100

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         July 19, 2013

TROVAGENE, INC.

By:	/s/ Antonius Schuh
Antonius Schuh
Chief Executive Officer